EXHIBIT 10.1

FIRST AMENDMENT TO
EXECUTIVE EMPLOYMENT AGREEMENT

        THIS FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”), dated as of August 10, 2007, is by and between HealthTronics, Inc., a Georgia corporation (the “Company”), and James S.B. Whittenburg, an individual (“Executive”).

RECITALS

        The Company and Executive are parties to that certain Executive Employment Agreement effective as of October 1, 2005 (the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the same meanings as in the Agreement. The Company and Executive desire to amend the Agreement as more particularly set forth below.

AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Amendment. The Agreement is hereby amended as follows:

(a)     Effective as of the date hereof, Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Section 1.1 Term. Employer hereby hires Executive and Executive accepts such employment for an initial term commencing on the Effective Date and expiring on August 10, 2010.”

(b)     Effective as of the date hereof, the first sentence of Section 1.2 of the Agreement is hereby amended by deleting the reference therein to “three year”.

(c)     Effective as of the date hereof, Article II of the Agreement is hereby amended by deleting (i) the reference therein to “Senior Vice President – Development, General Counsel and Secretary” and replacing it with “President and Chief Executive Officer” and (ii) deleting the reference therein to “, but in any event, construed in a manner generally consistent with the responsibilities of Executive that existed immediately prior to the Effective Date”.

(d)     Effective as of May 24, 2007, Section 3.1 of the Agreement is hereby amended by deleting the reference therein to “$23,333” and replacing it with “$30,000.00”.

2.     Miscellaneous. This Amendment may not be amended except in a writing signed by the Company and Executive. Except as modified by this Amendment, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement, as modified by this Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

[Signature page follows]

        IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first set forth above.

COMPANY: HEALTHTRONICS, INC. /s/ R. Steven Hicks R. Steven Hicks, Nonexecutive Chairman EXECUTIVE: /s/ James S.B. Whittenburg James S.B. Whittenburg